Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of July 17, 2013 (the “Amendment”), among Apache Corporation, a Delaware corporation ( “Borrower”), the Lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), and the other agents party thereto.

W I T N E S S E T H:

1. Borrower, the Administrative Agent, the other agents party thereto, and the Lenders are parties to that certain Credit Agreement, dated as of August 12, 2011 (the “Credit Agreement”), pursuant to which the Lenders agreed to make loans to and extensions of credit on behalf of Borrower.

2. Borrower has requested that the Credit Agreement be amended to conform to the terms of its other existing credit facilities.

3. Subject to the terms and conditions of this Amendment, the parties hereto are willing to enter into this Amendment.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto agree as follows:

SECTION 1. Defined Terms. All capitalized terms used but not otherwise defined herein shall have the meanings given in the Credit Agreement, as amended by this Amendment.

SECTION 2. Amendments to Credit Agreement.

a. Section 3.4 of the Credit Agreement is hereby amended by deleting the number “$100,000,000” in the second sentence of Section 3.4 and replacing it with the number “$150,000,000”.

b. Section 5.1(f) of the Credit Agreement is hereby amended by deleting the number “$100,000,000” in Section 5.1(f) and replacing it with the number “$150,000,000”.

c. Section 5.1 of the Credit Agreement is hereby amended by adding new subsection (h) as follows:

“(h) Documents required to be delivered pursuant to this Section 5.1 may be delivered electronically and shall be deemed to have been so delivered on the date (i) on which Borrower posts such documents, or provides a link thereto, on its website (located on the date hereof at www.apachecorp.com) or (ii) on which such documents are posted on Borrower’s behalf on the website of the United States Securities and Exchange Commission or on IntraLinks or another relevant website, if any, to which each Lender and the Administrative Agent have access (whether a commercial third-party website or whether sponsored by the Administrative Agent); provided that, Borrower shall notify the Administrative Agent of the posting of any such document and the Administrative Agent shall in turn give the Lenders notice of such posting; and provided further that, if requested by the Administrative Agent, the Compliance Certificate to be delivered under Section 5.1(c) shall also be delivered in a tangible, physical version or in .pdf format.”

d. Section 5.6 of the Credit Agreement is hereby amended by deleting the language “, including any non-hostile acquisitions, or to backup Borrower’s commercial paper facilities”.

e. Section 7.2 of the Credit Agreement is hereby amended by deleting the language “, or sell, lease or otherwise transfer all or substantially all of its assets”.

f. Section 7.3 of the Credit Agreement is hereby amended by deleting the language “, and will not permit any of its Restricted Subsidiaries to,”.

g. Section 7.6 of the Credit Agreement is hereby amended by deleting the number “$100,000,000” in Section 7.6 and replacing it with the number “$150,000,000”.

h. Section 8.1(e) of the Credit Agreement is hereby amended by deleting the number “$100,000,000” in Section 8.1(e) and replacing it with the number “$150,000,000”.

i. Section 8.1(f) of the Credit Agreement is hereby amended by deleting all references to the number “$100,000,000” in Section 8.1(f) and replacing them with the number “$150,000,000”.

j. Section 8.1(h) of the Credit Agreement is hereby amended by deleting the number “$100,000,000” in Section 8.1(h) and replacing it with the number “$150,000,000”.

SECTION 3. Effectiveness. This Amendment shall become effective on the date when the Global Administrative Agent shall have received counterparts hereof duly executed by Borrower, the Global Administrative Agent, and the Required Lenders.

SECTION 4. Reaffirmation of Representations and Warranties. To induce the Lenders and the Global Administrative Agent to enter into this Amendment, Borrower hereby reaffirms, as of the date hereof, the following:

(i) The representations and warranties of Borrower set forth in the Credit Agreement, as amended hereby, are true and correct on and as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date).

(ii) Each of Borrower and its Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of their incorporation or organization and has all requisite authority, permits and approvals, and is in good standing to conduct its business in each jurisdiction in which its business is conducted where the failure to so qualify would have a Material Adverse Effect.

(iii) The execution, delivery and performance by Borrower of this Amendment and each other Loan Document executed or to be executed by it, are within Borrower’s corporate powers and have been duly authorized by all necessary corporate action on behalf of it.

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(iv) This Amendment and each other Loan Document executed or to be executed by it has been duly executed and delivered by Borrower and constitutes a legal, valid and binding obligation of Borrower enforceable in accordance with their respective terms subject as to enforcement only to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditor rights generally and to general principles of equity.

(v) The execution, delivery and performance by Borrower of this Amendment and each other Loan Document executed or to be executed by it, do not (a) contravene Borrower’s articles of incorporation or other organizational documents, as the case may be, (b) contravene any material contractual restriction, law or governmental regulation or court decree or order binding on or affecting Borrower or any Subsidiary, or (c) result in, or require the creation or imposition of, any Lien, not permitted by Section 7.1 of the Credit Agreement, on any of Borrower’s or any Subsidiary’s properties.

(vi) No Default under the Loan Documents has occurred and is continuing and Borrower is in compliance with the financial covenant set forth in Article VI of the Credit Agreement.

(vii) No event or events have occurred which individually or in the aggregate could reasonably be expected to have a Material Adverse Effect under the Credit Agreement.

SECTION 5. Reaffirmation of Credit Agreement. This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement herein and in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby.

SECTION 6. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. Severability of Provisions. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 8. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

SECTION 9. Headings. Article and section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

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SECTION 10. Successors and Assigns. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted under the terms of the Credit Agreement.

SECTION 11. No Oral Agreements. THIS AMENDMENT, THE CREDIT AGREEMENT, AS AMENDED HEREBY, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

APACHE CORPORATION

By:	/s/ Matthew W. Dundrea
Name:	Matthew W. Dundrea
Title:	Senior Vice President–Treasury and Administration

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender

By:	/s/ Debra Hrelja
Name:	Debra Hrelja
Title:	Vice President

CITIBANK, N.A., as a Syndication Agent and as a Lender

By:	/s/ Andrew Sidford
Name:	Andrew Sidford
Title:	Vice President

BANK OF AMERICA, N.A., as a Syndication Agent and as a Lender

By:	/s/ Alia Qaddumi
Name:	Alia Qaddumi
Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Syndication Agent and as a Lender

By:	/s/ Leanne S. Phillips
Name:	Leanne S. Phillips
Title:	Director

BANK OF MONTREAL, as a Lender

By:	/s/ James V. Ducote
Name:	James V. Ducote
Title:	Director

BRANCH BANKING & TRUST COMPANY, as a Lender

By:	/s/ DeVon J. Lang
Name:	DeVon J. Lang
Title:	Vice President

COMMONWEALTH BANK OF AUSTRALIA, as a Lender

By:	/s/ Ajay Lele
Name:	Ajay Lele
Title:	Associate Vice President Natural Resources

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Ming K. Chu
Name:	Ming K. Chu
Title:	Vice President

By:	/s/ Virginia Cosenza
Name:	Virginia Cosenza
Title:	Vice President

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Michelle Latzoni
Name:	Michelle Latzoni
Title:	Authorized Signatory

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Robert Wainwright
Name:	Robert Wainwright
Title:	Vice President

MIZUHO BANK, LTD, as a Lender

By:	/s/ Leon Mo
Name:	Leon Mo
Title:	Authorized Signatory

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By:	/s/ Sherwin Brandford
Name:	Sherwin Brandford
Title:	Vice President

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Don J. McKinnerney
Name:	Don J. McKinnerney
Title:	Authorized Signatory

STANDARD CHARTERED BANK, as a Lender

By:	/s/ Johanna Minaya
Name:	Johanna Minaya
Title:	Associate Director
Capital Markets

By:	/s/ Andrew Y. Ng
Name:	Andrew Y. Ng
Title:	Director
Standard Chartered Bank NY

THE ROYAL BANK OF SCOTLAND PLC, as a Lender

By:	/s/ David Slye
Name:	David Slye
Title:	Authorized Signatory

UBS AG, STAMFORD BRANCH, as a Lender

By:	/s/ Lana Gifas
Name:	Lana Gifas
Title:	Director

By:	/s/ Joselin Fernandes
Name:	Joselin Fernandes
Title:	Associate Director

SOCIÉTÉ GÉNÉRALE, as a Lender

By:	/s/ Anson D. Williams
Name:	Anson D. Williams
Title:	Director

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Lender

By:	/s/ Robyn Zeller
Name:	Robyn Zeller
Title:	Vice President

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED, as a Lender

By:	/s/ Hayden McNamara
Name:	Hayden McNamara
Title:	Chief Operating Officer

CREDIT AGRICOLE CORPORATE & INVESTMENT BANK, as a Lender

By:	/s/ Dixon Schultz
Name:	Dixon Schultz
Title:	Managing Director

By:	/s/ Michael D. Willis
Name:	Michael D. Willis
Title:	Managing Director

FIFTH THIRD BANK, as a Lender

By:	/s/ Byron L. Cooley
Name:	Byron L. Cooley
Title:	Executive Director

NATIXIS, as a Lender

By:	/s/ Louis P. Laville, III
Name:	Louis P. Laville, III
Title:	Managing Director

By:	/s/ Mary Lou Allen
Name:	Mary Lou Allen
Title:	Director

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Terry Donovan
Name:	Terry Donovan
Title:	Managing Director

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